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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS RECORD THIRD QUARTER 2025 FINANCIAL RESULTS AND RAISES

FULL YEAR NON-GAAP EPS GUIDANCE
●
Q3 2025 GAAP diluted EPS of $0.84,

compared to $0.78 GAAP diluted EPS in Q3 2024, and Q3 2025 non-
GAAP diluted EPS of $1.38,

compared to $1.22 non-GAAP diluted EPS in Q3 2024
●
Raises 2025 guidance for non-GAAP diluted EPS to $4.88 to $4.96 and sales growth to 3-4% to reflect third
quarter results
●
Announces value creation initiatives expected to deliver over $200 million of operating income improvement
over the next few years
● Agreement reached to provide KKR the right to increase its HSIC stock ownership up to 19.9%
MELVILLE, N.Y.,

November 4, 2025 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the third quarter ended
September 27, 2025.
“We are pleased with our financial results for the third quarter, with sales growth accelerating in each of our reportable segments including solid market share gains in our distribution businesses as we are once again focused on driving
growth now that the cyber incident is fully behind us. This strong sales performance was a key driver of the underlying
improvement in our operating income,” said Stanley M. Bergman, Chairman of the

Board and Chief Executive Officer of
Henry Schein. “Our successful execution of the BOLD+1 strategy, including the financial performance of our investments in
high-growth, high-margin businesses,

set the foundation for strong future growth.”

“With continued input from KKR,

we have made good progress on advancing the value creation initiatives we announced last quarter.

Based on our first phase of work, we believe we have

the opportunity

to deliver over $200 million of
improvements to operating income over the next few years,” Mr. Bergman said. “In addition, our board has approved an amendment to the Strategic Partnership Agreement giving KKR the right to increase its HSIC stock ownership up to 19.9%.”
Third Quarter 2025

Financial Results
●
Total

net sales

for the quarter were $3.3 billion.

As-reported total net sales increased 5.2% compared with the third quarter of 2024 and reflects 3.3% internal sales growth, 0.7% sales growth from acquisitions, and a 1.2% increase
resulting from foreign currency exchange.

Third-quarter sales growth is detailed in Exhibit A
1
.
●
Global Distribution and Value-Added Services sales

for the quarter increased 4.8%, and by 3.7% in constant
currencies compared with the third quarter of 2024. The main components are:

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● Global Dental Distribution merchandise sales

for the quarter increased 4.6%, and by 2.9% in constant
currencies, compared with the third quarter of 2024, reflecting relatively consistent sales growth in local
currencies across U.S. and international businesses.
● Global Dental Distribution equipment sales

for the quarter increased 5.5%, and by 3.4% in constant
currencies, compared with the third quarter of 2024, driven by strong growth in Germany,

as well as growth
in the U.S.
● Global Medical Distribution sales

for the quarter increased 4.7%, and by 4.6% in constant currencies, compared with the third quarter of 2024, reflecting good underlying growth in medical products,
pharmaceuticals, and the Home Solutions business.

● Global Value-added Services sales for the
quarter increased

3.3%, and by 2.9%

in constant currencies,
compared with the third quarter of 2024,

with sales growth driven by consulting services.
●
Global Specialty Products sales

for the quarter increased 5.9%, and by 3.9%

in constant currencies,

compared with
the third quarter of 2024,

reflecting strong overall dental implant and endodontics sales growth.
● Global Technology sales

for the quarter increased 9.7%, and by 9.0% in constant currencies, compared with the
third quarter of 2024,

reflecting accelerated adoption of cloud-based software and sales growth from recently
launched revenue cycle management solutions.
●
GAAP net income
2

for the quarter was $101 million, or $0.84 per diluted share
4
, and compares with third-quarter
2024 GAAP net income of $99 million, or $0.78 per diluted share.
●
Non-GAAP net income
2
for the quarter was $167 million, or $1.38 per diluted share
4
, and compares with third-
quarter 2024 non-GAAP net income of $155 million, or $1.22 per diluted share.

●
Adjusted EBITDA
3

for the quarter was $295 million, and compares

with third-quarter 2024 Adjusted EBITDA of
$268 million.
●
The third quarter of 2025 includes a remeasurement gain which is $9 million more than the remeasurement gain
recognized in the third quarter of 2024.
Year

-to-Date Financial Results
●
Total

net sales

for the first nine months of 2025 were $9.7 billion. As-reported total net sales increased 2.8%
compared with the first nine months of 2024 and reflects 1.8%

internal sales growth, 0.9% sales growth from
acquisitions, and a 0.1% increase resulting from foreign currency exchange.

Sales growth is detailed in Exhibit A
1
.
●
GAAP net income
2

for the first nine months of 2025 was $297 million, or $2.42 per diluted share
4
, and compares
with the first nine months of 2024 GAAP net income of $296 million, or $2.30 per diluted share.
●
Non-GAAP net income
2
for the first nine months of 2025 was $445 million, or $3.63 per diluted share
4
, and
compares with the first nine months of 2024 non-GAAP net income of $456 million, or $3.55 per diluted share.

●
Adjusted EBITDA
3

for the first nine months of 2025 was $810 million and compares with first nine months of 2024
Adjusted EBITDA of $791 million.

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Share Repurchases
During the third quarter of 2025, the Company repurchased

approximately 3.3 million shares of common stock at an
average price of $68.62 per share for a total of $229 million.

This included approximately 0.4 million shares of common stock to complete its previously announced Accelerated
Stock Repurchase plan (ASR) at an average price of $71.60 per share,

for a total of $26.4 million. In addition, the Company
repurchased approximately 2.9 million shares of common stock at an average price of $68.25 per share, for a total of $202.5
million. The net impact of share repurchases made in the quarter was not material.

At the end of the third quarter, Henry Schein had $980 million authorized and available for future stock repurchases.

Amendment to Strategic Partnership Agreement
The Company is also announcing today that its Board has approved an amendment to the Strategic Partnership
Agreement giving KKR the right to increase its ownership in HSIC stock up to

19.9% through purchases in the open market.
2025 Financial Guidance
Henry Schein today raised its financial guidance for 2025. Guidance is for current continuing operations as well as
acquisitions that have closed and does not include the impact of restructuring expenses, amortization expense of acquired
intangible assets, the insurance claim recovery associated with the cybersecurity incident, changes

in contingent
consideration, costs associated with shareholder advisory matters and select value creation consulting costs,

and litigation
settlements.

This guidance also assumes that foreign currency exchange rates will remain generally consistent with current
levels, that the effects of tariffs can be mitigated, and includes remeasurement gains related to the purchase of controlling
interests of previously held non-controlling equity investments, consistent with the Company’s business strategy.

●
2025 non-GAAP diluted EPS attributable to Henry Schein, Inc. is raised to $4.88 to $4.96, previously $4.80 to $4.94,
reflecting year-over-year growth of 3% to 5%.

●
2025 total sales growth is raised to be approximately 3% to 4%

over 2024, previously 2% to 4% total sales growth.
●
2025 Adjusted EBITDA
3

growth is expected to increase mid-single digits compared with 2024, and remains unchanged.
Adjustments to 2025 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2025 diluted EPS on a non-GAAP basis and for 2025 Adjusted EBITDA, as
noted above. The Company is not providing a reconciliation of its 2025 non-GAAP diluted EPS guidance to its projected
2025 diluted EPS prepared on a GAAP basis, or its 2025

Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an ongoing initiative to drive operating efficiencies, including the corresponding tax effect, which will be included in the
Company’s 2025 diluted EPS and net income,

prepared on a GAAP basis. The inability to provide this reconciliation is due

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to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
Third-Quarter 2025 Conference Call Webcast
The Company will hold a conference call to discuss third-quarter 2025 financial results today, beginning at 8:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.

The Company will be posting slides that provide a summary of its third-quarter

2025

financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 25,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.7 billion in 2024, and
have grown at a compound annual rate of approximately 11.2 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such
terms as “may,” “could,”

“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”

“to be,” “to make” or other
comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may more
affect our business and future prospects, is contained

in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K,

and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;

risks relating to the achievement of our strategic growth
objectives,

including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement
with KKR Hawaii Aggregator L.P.

entered into in January 2025; transitions in senior company leadership; our ability to develop or
acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal,
regulatory, compliance,

financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain
provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with
our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including
the October 2023 incident); effects of a highly competitive (including,

without limitation, competition from third-party online commerce sites) and consolidating market; political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy

costs; changes in laws and policies governing manufacturing, development

and
investment in territories and countries where we do business; general global and domestic macro-economic and political conditions,
including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations),

consumer confidence,
sovereign debt levels, fluctuations in energy pricing and

the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators;

failure to comply with existing and future regulatory requirements, including relating to health care; risks
associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal
information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability,

intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks,

epidemics, pandemics (such as the COVID-19 pandemic), or
similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat
or outbreak of war (including, without limitation, geopolitical wars),

terrorism or public unrest (including, without limitation, the war in
Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict);
changes to laws and policies governing foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption;

litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, (including,

without limitation, succession planning for our Chief Executive
Officer), employee hiring and retention, increases in labor

costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, amortization of acquisition-related assets, the insurance claim recovery associated with the
cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation
consulting costs, and litigation settlements because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are
presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.

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3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Tim Vassilakos
Vice President,

Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Nine Months Ended
September 27, September 28, September 27, September 28,
2025 2024 2025 2024
Net sales

$ 3,339 $ 3,174 $ 9,747 $ 9,482
Cost of sales

2,313 2,181 6,705 6,459
Gross profit

1,026 993 3,042 3,023
Operating expenses:
Selling, general and administrative

760 724 2,276 2,296
Depreciation and amortization 68 64 194 188
Restructuring costs 34 48 82 73
Operating income 164 157 490 466
Other income (expense):
Interest income

9 7 24 18
Interest expense

(38) (34) (111) (96)
Other, net

(1) (2) (3) (1)
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
134 128 400 387
Income taxes (28) (32) (94) (97)
Equity in earnings of affiliates, net of tax 3 3 10 12
Net income 109 99 316 302
Less: Net income attributable to noncontrolling interests

(8) - (19) (6)
Net income attributable to Henry Schein, Inc. $ 101 $ 99 $ 297 $ 296
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.84 $ 0.79 $ 2.44 $ 2.32
Diluted

$ 0.84 $ 0.78 $ 2.42 $ 2.30
Weighted-average common

shares outstanding:
Basic

120,199,552 126,124,715 121,965,991 127,550,045
Diluted

121,036,247 127,054,934 122,840,062 128,498,494

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
September 27, December 28,
2025 2024
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 136 $ 122
Accounts receivable, net of allowance for credit losses of $84 and $78 1,743 1,482
Inventories, net 1,912 1,810
Prepaid expenses and other

604 569
Total current assets

4,395 3,983
Property and equipment, net

603 531
Operating lease right-of-use assets 308 293
Goodwill

4,147 3,887
Other intangibles, net

1,046 1,023
Investments and other 598 501
Total assets

$ 11,097 $ 10,218
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 1,035 $ 962
Bank credit lines

913 650
Current maturities of long-term debt

30 56
Operating lease liabilities 81 75
Accrued expenses:
Payroll and related

291 303
Taxes

181 139
Other

618 618
Total current liabilities

3,149 2,803
Long-term debt

2,153 1,830
Deferred income taxes

144 102
Operating lease liabilities 264 259
Other liabilities

487 387
Total liabilities

6,197 5,381
Redeemable noncontrolling interests

877 806
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
118,567,917 issued and outstanding on September 27, 2025 and
124,155,884 issued and outstanding on December 28, 2024 1 1
Additional paid-in capital 207 -
Retained earnings

3,375 3,771
Accumulated other comprehensive loss

(222) (379)
Total Henry Schein, Inc. stockholders' equity 3,361 3,393
Noncontrolling interests 662 638
Total stockholders' equity

4,023 4,031
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 11,097 $ 10,218

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Nine Months Ended
September 27, September 28, September 27, September 28,
2025 2024 2025 2024
Cash flows from operating activities:
Net income $ 109 $ 99 $ 316 $ 302
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

80 74 229 221
Impairment charge on intangible assets - - 1 -
Non-cash restructuring charges 4 5 7 11
Stock-based compensation expense 13 10 29 30
Provision for losses on trade and other accounts receivable

4 5 9 12
Provision for (benefit from) deferred income taxes 7 (22) - (41)
Equity in earnings of affiliates (3) (3) (10) (12)
Distributions from equity affiliates

1 1 9 10
Changes in unrecognized tax benefits 7 - 6 3
Other

(13) (16) (44) (25)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(98) (82) (198) 188
Inventories

4 (69) (25) 38
Other current assets

(40) (12) (3) 38
Accounts payable and accrued expenses

99 161 5 (131)
Net cash provided by operating activities 174 151 331 644
Cash flows from investing activities:
Purchases of property and equipment (33) (34) (96) (112)
Payments related to equity investments and business acquisitions, net of cash acquired

(11) (42) (112) (223)
Proceeds from loan to affiliate - - 2 3
Capitalized software costs (12) (10) (38) (30)
Other

- (5) (9) (10)
Net cash used in investing activities

(56) (91) (253) (372)
Cash flows from financing activities:
Net change in bank credit lines 9 132 257 374
Proceeds from issuance of long-term debt

70 30 314 120
Principal payments for long-term debt

(7) (16) (28) (193)
Debt issuance costs - - (2) -
Proceeds from issuance of stock upon exercise of stock options

- 1 1 3
Payments for repurchases and retirement of common stock

(203) (135) (650) (310)
Issuance of common stock - - 250 -
Payments for taxes related to shares withheld for employee taxes - (1) (14) (9)
Proceeds from (distributions to) noncontrolling shareholders 6 (8) (12) (36)
Payments for contingent consideration - - (19) -
Acquisitions of noncontrolling interests in subsidiaries

(2) (44) (79) (255)
Net cash provided by (used in) financing activities (127) (41) 18 (306)
Effect of exchange rate changes on cash and cash equivalents - (31) (82) (11)
Net change in cash and cash equivalents (9) (12) 14 (45)
Cash and cash equivalents, beginning of period

145 138 122 171
Cash and cash equivalents, end of period

$ 136 $ 126 $ 136 $ 126

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Exhibit A - Third Quarter Sales
Henry Schein, Inc.
2025 Third Quarter
Sales Summary
(in millions)
(unaudited)
Q3 2025 over Q3 2024
Constant Currency Growth
Q3 2025 Q3 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 607 $ 587 3.3% 0.0% 3.3% 0.0% 3.3%
Equipment 217 215 1.2% 0.0% 1.2% 0.0% 1.2%
Value-Added Services 57 56 0.9% 0.9% 1.8% 0.0% 1.8%
Total Dental 881 858 2.6% 0.1% 2.7% 0.0% 2.7%
Medical 1,099 1,050 3.0% 1.7% 4.7% 0.0% 4.7%
Total U.S. Distribution and Value-Added Services 1,980 1,908 2.9% 0.9% 3.8% 0.0% 3.8%
International Distribution and Value-Added Services
Merchandise 603 568 2.4% 0.1% 2.5% 3.5% 6.0%
Equipment 223 202 5.1% 0.6% 5.7% 4.4% 10.1%
Value-Added Services 7 7 -0.4% 11.7% 11.3% 4.0% 15.3%
Total Dental 833 777 3.0% 0.4% 3.4% 3.8% 7.2%
Medical 27 26 2.5% 0.0% 2.5% 3.2% 5.7%
Total International Distribution and Value-Added Services 860 803 3.0% 0.4% 3.4% 3.7% 7.1%
Global Distribution and Value-Added Services
Global Merchandise 1,210 1,155 2.8% 0.1% 2.9% 1.7% 4.6%
Global Equipment 440 417 3.0% 0.4% 3.4% 2.1% 5.5%
Global Value-Added Services 64 63 0.7% 2.2% 2.9% 0.4% 3.3%
Global Dental 1,714 1,635 2.8% 0.2% 3.0% 1.8% 4.8%
Global Medical 1,126 1,076 3.0% 1.6% 4.6% 0.1% 4.7%
Total Global Distribution and Value-Added Services 2,840 2,711 2.9% 0.8% 3.7% 1.1% 4.8%
Global Specialty Products 369 348 2.8% 1.1% 3.9% 2.0% 5.9%
Global Technology 173 157 9.0% 0.0% 9.0% 0.7% 9.7%
Eliminations (43) (42) n/a n/a n/a n/a n/a
Total Global $ 3,339 $ 3,174 3.3% 0.7% 4.0% 1.2% 5.2%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year-to-Date Sales
Henry Schein, Inc.
2025 Third Quarter Year-to-Date
Sales Summary
(in millions)
(unaudited)
Q3 2025 Year-to-Date over Q3 2024 Year-to-Date
Constant Currency Growth
Q3 2025 Q3 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 1,800 $ 1,788 0.6% 0.0% 0.6% 0.0% 0.6%
Equipment 623 650 -4.1% 0.0% -4.1% 0.0% -4.1%
Value-Added Services 153 159 -5.5% 1.4% -4.1% 0.0% -4.1%
Total Dental 2,576 2,597 -0.9% 0.0% -0.9% 0.0% -0.9%
Medical 3,117 2,978 3.2% 1.5% 4.7% 0.0% 4.7%
Total U.S. Distribution and Value-Added Services 5,693 5,575 1.3% 0.8% 2.1% 0.0% 2.1%
International Distribution and Value-Added Services
Merchandise 1,813 1,791 0.7% 0.6% 1.3% -0.1% 1.2%
Equipment 640 595 5.0% 1.4% 6.4% 1.1% 7.5%
Value-Added Services 21 16 -0.1% 40.2% 40.1% -1.8% 38.3%
Total Dental 2,474 2,402 1.8% 1.0% 2.8% 0.2% 3.0%
Medical 80 81 -1.7% 0.0% -1.7% 0.5% -1.2%
Total International Distribution and Value-Added Services 2,554 2,483 1.6% 1.1% 2.7% 0.2% 2.9%
Global Distribution and Value-Added Services
Global Merchandise 3,613 3,579 0.6% 0.4% 1.0% -0.1% 0.9%
Global Equipment 1,263 1,245 0.3% 0.6% 0.9% 0.5% 1.4%
Global Value-Added Services 174 175 -5.0% 4.9% -0.1% -0.2% -0.3%
Global Dental 5,050 4,999 0.4% 0.5% 0.9% 0.1% 1.0%
Global Medical 3,197 3,059 3.0% 1.5% 4.5% 0.0% 4.5%
Total Global Distribution and Value-Added Services 8,247 8,058 1.4% 0.9% 2.3% 0.1% 2.4%
Global Specialty Products 1,122 1,078 2.3% 1.5% 3.8% 0.2% 4.0%
Global Technology 502 470 6.3% 0.0% 6.3% 0.4% 6.7%
Eliminations (124) (124) n/a n/a n/a n/a n/a
Total Global $ 9,747 $ 9,482 1.8% 0.9% 2.7% 0.1% 2.8%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2025 Third Quarter and Year-to-Date
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Third Quarter
Year

-to-Date
% %
2025 2024 Growth 2025 2024 Growth
Net income attributable to Henry Schein, Inc. $ 101 $ 99 2.0% $ 297 $ 296 0.4%
Diluted EPS attributable to Henry Schein, Inc. $ 0.84 $ 0.78 7.7% $ 2.42 $ 2.30 5.2%
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 25 $ 33 $ 58 $ 51
Acquisition intangible amortization (2) 27 29 81 85
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - (6) (15) (8)
Change in contingent consideration (4) 5 - 3 28
Costs associated with shareholder advisory matters and select value creation consulting costs (5) 7 - 18 -
Litigation settlements (6) 1 - 2 4
Impairment of intangible assets (7) - - 1 -
Non-GAAP adjustments to net income $ 65 $ 56 $ 148 $ 160
Non-GAAP adjustments to diluted EPS

0.54 0.43 1.21 1.24
Non-GAAP net income attributable to Henry Schein, Inc. $ 167 $ 155 8.3% $ 445 $ 456 (2.3) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.38 $ 1.22 13.1% $ 3.63 $ 3.55 2.3%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Third Quarter
Year

-to-Date
2025 2024 2025 2024
Restructuring costs - pre-tax, as reported $ 34 $ 48 $ 82 73
Income tax benefit (9) (12) (21) (18)
Amount attributable to noncontrolling interests - (3) (3) (4)
Restructuring costs, net $ 25 $ 33 $ 58 $ 51

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Third Quarter
Year

-to-Date
2025 2024 2025 2024
Acquisition intangible amortization - pre-tax, as reported $ 46 $ 47 $ 133 140
Income tax benefit (12) (12) (33) (35)
Amount attributable to noncontrolling interests (7) (6) (19) (20)
Acquisition intangible amortization, net $ 27 $ 29 $ 81 $ 85
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q1 2025, we received insurance proceeds of $20 million ($15 million,

net of taxes)
under this policy representing the remaining insurance recovery of losses related to the cyber incident.

During Q3
2024 and YTD 2024, we received insurance proceeds of $10 million ($7 million, net of taxes) and $20 million ($15
million, net of taxes), respectively,

representing a partial insurance recovery of losses related to the cyber incident.

One time professional and other fees were $1 million ($1 million, net of taxes) and $9 million

($7 million, net of
taxes), for Q3 2024 and YTD 2024, respectively.
(4)

Represents a change in the fair value of contingent consideration of $7 million ($5 million, net of taxes) and $5
million ($3 million, net of taxes) recorded during Q3 2025 and YTD 2025,

respectively, related to acquisitions

and
$38 million ($28 million, net of taxes) recorded during YTD 2024, respectively,

related to a 2023 acquisition.
(5)

Represents costs associated with shareholder advisory matters and select value creation consulting costs of $10
million ($7 million, net of taxes) and $24 million ($18 million, net of taxes) recorded during Q3 2025 and YTD
2025, respectively.
(6)

Represents settlement amounts for litigation related to certain opioid related lawsuits during Q3 2025 and YTD 2025
and a settlement at one of our businesses.

Represents YTD 2024 settlement amounts for litigation related to the
October 2023 cyber incident and settlement of certain opioid related lawsuits.
(7)

Represents impairment charges recorded in Q1 2025 on

certain intangible assets.

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Exhibit C
Henry Schein, Inc.
2025 Third Quarter and Year

-to-Date
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Third Quarter Year-to-Date
2025 2024 2025 2024
Net income attributable to Henry Schein, Inc. (GAAP) $ 101 $ 99 $ 297 296
Income attributable to noncontrolling interests 8 - 19 6
Net income (GAAP) 109 99 316 302
Definitional adjustments:
Interest income (9) (7) (24) (18)
Interest expense 38 34 111 96
Income taxes 28 32 94 97
Depreciation and amortization 80 74 229 221
Non-GAAP adjustments:
Restructuring costs 34 48 82 73
Cyber incident-insurance proceeds, net of third-party advisory expenses
- (9) (20) (11)
Impairment of intangible assets - - 1 -
Change in contingent consideration 6 - 4 38
Costs associated with shareholder advisory matters and select value creation consulting costs
10 - 24 -
Litigation settlements 2 - 3 5
Other adjustments:
Equity in earnings of affiliates, net of tax (3) (3) (10) (12)
Adjusted EBITDA (non-GAAP) $ 295 $ 268 $ 810 $ 791
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding

(i) net
income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv) depreciation and amortization,

(v) restructuring costs, (vi)
cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of intangible assets, (viii)

change in contingent consideration, (ix) costs
associated with shareholder advisory matters and select value creation consulting costs, (x) litigation settlements and (xi)

equity in earnings of affiliates, net of tax.

Amounts may not sum due to rounding.